SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 27, 1999
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                          FIRST MIDWEST FINANCIAL, INC.
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             (Exact name of registrant as specified in its charter)


       Delaware                         0-22140                  42-1406262
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(State or other jurisdiction     (Commission File No.)         (IRS Employer
of incorporation)                                            Identification No.)


     Fifth at Erie, Storm Lake, Iowa                          50588
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(Address of principal executive offices)                   (Zip Code)



       Registrant's telephone number, including area code: (712) 732-4117
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                                       N/A
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          (Former name or former address, if changed since last report)
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Item 5.    Other Events
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         On December 27, 1999, the Registrant  issued the attached press release announcing the authorization of a stock repurchase program.



Item 7.    Financial Statements and Exhibits
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         (a)      Exhibits

                  1.       Press release, dated December 27, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 FIRST MIDWEST FINANCIAL, INC.

Date:    December 31, 1999       By:  /s/ Donald J. Winchell
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                                      Donald J. Winchell, Senior Vice President,
                                      Treasurer, Chief Financial Officer and
                                      Principal Accounting Officer